Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears on the signature page to this report constitutes and appoints Terrence
L. Bauer and Stephen H. Murdock, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Report, and to file the same, with all exhibits hereto, and other documents in connection herewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

         In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated on May 14, 2007.



By:    /s/ Terrence L. Bauer                    By:    /s/ Michael J. Finn
     -------------------------------------------       -------------------------
        Terrence L.  Bauer                             Michael J.  Finn
        President, Chief Executive Officer and         Director
        Director (Principal Executive Officer)



By:    /s/ Paul H. Cascio                       By:    /s/ Joseph M. Valley, Jr.
     -------------------------------------------     ---------------------------
        Paul H. Cascio                                 Joseph M. Valley, Jr.
        Director                                       Director



By:    /s/ David Crane                          By:    /s/ Stephen H. Murdock
     -------------------------------------------       -------------------------
       David Crane                                     Stephen H. Murdock
       Director                                        Chief Financial Officer
                                                       (Principal Accounting
                                                       and Financial Officer)